REVOLVING CREDIT FACILITY	3 Months Ended
Mar. 31, 2013
REVOLVING CREDIT FACILITY [Abstract]
REVOLVING CREDIT FACILITY
REVOLVING CREDIT FACILITY
We have a senior secured revolving credit facility with total commitments of $550.0 million. The revolving credit facility is secured by the membership interests of Summit Holdings and its subsidiaries, and substantially all of the assets of Summit Holdings and its subsidiaries. It is guaranteed by Summit Holdings' subsidiaries. It allows for revolving loans, letters of credit and swingline loans. As of March 31, 2013, the outstanding balance of the revolving credit facility was $214.2 million. The revolving credit facility matures in May 2016.
Borrowings under the revolving credit facility bear interest at the London Interbank Offered Rate ("LIBOR") plus an applicable margin or a base rate, as defined in the credit agreement. At March 31, 2013, the applicable margin under LIBOR borrowings was 2.50%, the interest rate was 2.71% and the unused portion of the revolving credit facility totaled $335.8 million (subject to a commitment fee of 0.50%).
The revolving credit agreement contains affirmative and negative covenants customary for credit facilities of its size and nature that, among other things, limit or restrict the ability to (i) incur additional debt; (ii) make investments; (iii) engage in certain mergers, consolidations, acquisitions or sales of assets; (iv) enter into swap agreements and power purchase agreements; (v) enter into leases that would cumulatively obligate payments in excess of $30.0 million over any 12-month period; and (vi) prohibits the payment of distributions by Summit Holdings if a default then exists or would result therefrom, and otherwise limits the amount of distributions Summit Holdings can make. In addition, the revolving credit facility requires Summit Holdings to maintain a ratio of consolidated trailing 12-month earnings before interest, income taxes, depreciation and amortization ("EBITDA") to net interest expense of not less than 2.5 to 1.0 (as defined in the credit agreement) and a ratio of total indebtedness to consolidated trailing 12-month EBITDA of not more than 5.0 to 1.0, or not more than 5.5 to 1.0 for up to six months following certain acquisitions (as defined in the credit agreement). As of March 31, 2013, we were in compliance with the covenants in the revolving credit facility. There were no defaults during the three-month period ended March 31, 2013.
The revolving credit facility’s carrying value on the balance sheet is its fair value due to its floating rate.